UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
3.850% Senior Notes due 2028	ETN/28	New York Stock Exchange
3.950% Senior Notes due 2029	ETN/29	New York Stock Exchange
4.450% Senior Notes due 2030	ETN/30	New York Stock Exchange
4.200% Senior Notes due 2031	ETN/31	New York Stock Exchange
4.500% Senior Notes due 2033	ETN/33	New York Stock Exchange
3.550% Senior Notes due 2034	ETN/34	New York Stock Exchange
3.625% Senior Notes due 2035	ETN/35	New York Stock Exchange
4.800% Senior Notes due 2036	ETN/36	New York Stock Exchange
4.000% Senior Notes due 2038	ETN/38	New York Stock Exchange
5.450% Senior Notes due 2056	ETN/56	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of Eaton Corporation plc (the “Company”) held on April 22, 2026, the items listed below were submitted to a vote of the shareholders.  The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2026.  Each of the items was approved by the shareholders, and the voting results for each proposal are set forth below.

Proposal 1 – Electing the eleven director nominees.

Each of the following individuals was elected as a director to serve until the next Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Gerald Johnson	303,980,477	1,551,129	377,736	39,477,781
Silvio Napoli	302,766,818	2,735,862	406,662	39,477,781
Gregory R. Page	286,023,827	19,516,387	369,128	39,477,781
Sandra Pianalto	298,653,327	6,902,248	353,767	39,477,781
Robert V. Pragada	300,581,753	4,871,493	456,096	39,477,781
Paulo Ruiz	303,235,430	2,278,809	395,103	39,477,781
Lori J. Ryerkerk	296,798,724	8,567,501	543,117	39,477,781
Andre Schulten	300,227,224	5,203,630	478,488	39,477,781
Karenann Terrell	302,497,987	3,026,577	384,778	39,477,781
Dorothy C. Thompson	299,510,432	6,052,245	346,665	39,477,781
Darryl L. Wilson	300,911,559	4,624,695	373,088	39,477,781

Proposal 2 – Approving the appointment of Ernst & Young LLP as independent auditor for 2026 and authorizing the Audit Committee of the Board of Directors to set auditor remuneration.

For	Against	Abstain
322,615,608	22,414,507	357,008

Proposal 3 – Approving, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
283,591,183	21,462,305	855,854	39,477,781

Proposal 4 – Approving the Board of Directors’ authority to issue shares under Irish law.

For	Against	Abstain
339,405,261	5,116,649	865,213

Proposal 5 – Approving the Board of Directors’ authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
326,540,107	17,838,230	1,008,786

Proposal 6 – Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
339,070,465	5,114,743	1,201,915

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 23, 2026	By:	/s/ Lucy Clark Dougherty
Lucy Clark Dougherty Executive Vice President and Chief Legal Officer